UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 6, 2002


                        ADVANCED MARKETING SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

                0-16002                              95-3768341
     ----------------------------       -----------------------------------
       (Commission File Number)          (IRS Employer Identification No.)


                 5880 OBERLIN DRIVE, SAN DIEGO, CALIFORNIA 92121
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (858) 457-2500


                                       NA
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          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE

     On September 6, 2002, Michael M. Nicita, our President and Chief Executive Officer, and Charles B. Winton, President and Chief Executive Officer of our subsidiary Publishers Group West, were quoted in the San Francisco Business Times. A copy of the article in which Messrs. Nicita and Winton were quoted is attached hereto as Exhibit 99.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ADVANCED MARKETING SERVICES, INC.
                                         (Registrant)


        SEPTEMBER 9, 2002                By:      /S/ EDWARD J. LEONARD
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             Date                                 Edward J. Leonard
                                                  Executive Vice President and
                                                  Chief Financial Officer